                                                                   EXHIBIT 10.10
                         THIRD AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                                     among

                          OUTBOARD MARINE CORPORATION,
                         OMC ALUMINUM BOAT GROUP, INC.,
                         OMC FISHING BOAT GROUP, INC.,
                      OMC LATIN AMERICA/CARIBBEAN, INC.,

                                      and

                  RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                          as Borrowers and Guarantors,

                                      and

                       OMC RECREATIONAL BOAT GROUP, INC.,
                                      and
              (and the other Borrowers and/or Guarantors, if any,
                        from time to time party hereto),

                               NATIONSBANK, N.A.,
                             as Agent and a Lender,

        (and the other Lenders, if any, from time to time party hereto), as Lenders


                    Dated effective as of December 21, 1998

                         THIRD AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of December 21, 1998 (the "Effective Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and NATIONSBANK, N.A., a national banking association and successor in interest by merger to NationsBank of Texas, N.A., in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                   RECITALS:

     A. The Loan Parties, the Lenders and Agents are parties to the certain Amended Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment of Loan and Security Agreement dated effective as of May 21, 1998, and the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

     B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                   AMENDMENTS
     Section 1.1 DEFINITIONS. As of the Effective Date the following definitions in Section 1.1 ("Definitions") of the Agreement are hereby amended as follows:

          a. AMENDMENT TO DEFINITION OF "TANGIBLE NET WORTH". The definition of "Tangible Net Worth" hereby is amended and restated to read in its entirety as follows:

          "TANGIBLE NET WORTH" means the Net Worth of OMC and its Consolidated Subsidiaries at the time in question, plus the sum of Subordinated Indebtedness plus non-cash adjustments, excluding (i) any amounts due from Affiliates, (ii) the amount of all intangible items reflected therein, including, without limitation, all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in non-Consolidated Subsidiaries over equity at dates of acquisition and all similar items which should properly be treated as intangibles in accordance with GAAP, (iii) purchase accounting adjustments to OMC's balance sheet which would otherwise be required pursuant to GAAP, and (iv) non-cash currency translation adjustments which would otherwise be required pursuant to GAAP.

     b. AMENDMENT TO DEFINITION OF "LEVERAGE RATIO" The definition of "Leverage Ratio" hereby is amended and restated to read in its entirety as follows:

          "LEVERAGE RATIO" means, at any time, the ratio of (i) the sum of Indebtedness for Money Borrowed (in the case of any Indebtedness evidenced by an Interest Rate Protection Agreement, limited, however, to an amount equal to twenty percent (20%) of the amount of such Indebtedness), determined as of such time, to (ii) EBITDA, determined for the preceding four (4) completed fiscal quarters.

     c. AMENDMENT OF DEFINITIONS OF "NET INCOME" The definition of "Net Income" hereby is amended and restated to read in its entirety as follows:

          "NET INCOME" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including, without limitation, reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP plus, restructuring charges to the extent deducted pursuant to the foregoing, provided that there shall be excluded:

               (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or Consolidated with, the Person whose Net Income is being determined or a Consolidated Subsidiary of such Person;

               (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions;

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
               (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period;

               (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon;

               (e) any net gain arising from the collection of the proceeds of any insurance policy;

               (f)    any write-up of any asset; and

               (g)    any other extraordinary item.

     Section 1.2 Amendment of Section 12.1(a). Effective as of the Effective Date Subsection (a) ("Tangible Net Worth") of Section 12.1 ("Financial Ratios") of the Agreement hereby is amended and restated to read in its entirety as follows:

          (a) Tangible Net Worth. The Loan Parties will not directly or indirectly permit OMC's Consolidated Tangible Net Worth at any time to be less than (i) for the period ended June 30, 1999, the amount of Tangible Net Worth as of December 31, 1998 plus $5,000,000; (ii) for the period ended September 30, 1999, the amount of Tangible Net Worth as of June 30, 1999, plus $5,000,000; (iii) for the period ended June 30, 2000, the amount of Tangible Net Worth as of September 30, 1999; and (iv) for the periods ended September 30, 2000 and thereafter, the amount of Tangible Net Worth as of September 30, 1999, plus $18,000,000.

     Section 1.3 Amendment to Section 12.1(b). Effective as of the Effective Date Subsection (b) ("Minimum Interest Coverage") of Section 12.1 ("Financial Ratios") of the Agreement hereby is amended and restated to read in its entirety as follows:

          (b) The Loan Parties will not permit OMC's Consolidated Interest Coverage Ratio calculated as of the end of each of OMC's fiscal quarters, determined in accordance with GAAP and based on the financial statements delivered pursuant to Section 11.1, as applicable, measured as of each fiscal quarter, in each case of the preceding twelve (12) calendar months then ending, to be less than the following specified amounts, as applicable:

       PERIOD END                         REQUIREMENT
   September 30, 1999                     1.25 to 1.0
   December 31, 1999 and thereafter       1.75 to 1.0









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
     Section 1.4 Amendment to Section 12.1(c). Effective as of the Effective Date Subsection (c) ("Leverage Ratio") of Section 12.1 ("Financial Ratios") of the Agreement hereby is amended and restated to read in its entirety as follows:

          (c) Leverage Ratio. The Loan Parties will not permit OMC's Consolidated Leverage Ratio calculated as of the end of each of OMC's fiscal quarters, determined in accordance with GAAP and based on the financial statements delivered pursuant to Section 11.1, as applicable, measured as of the end of each fiscal quarter, in each case for the preceding twelve (12) calendar months then ending, to be greater than the following specified amounts, as applicable:

PERIOD END                                       REQUIREMENT
----------                                       -----------
September 30, 1998.............................. 15.0 to 1.0
December 31, 1998............................... 26.0 to 1.0
March 31, 1999.................................. 17.0 to 1.0
June 30, 1999...................................  8.0 to 1.0
September 30, 1999..............................  4.0 to 1.0
December 31, 1999 through and
  including June 30, 2000.......................  4.0 to 1.0
September 30, 2000 and thereafter...............  3.5 to 1.0

     Section 1.5 Amendment to Section 12.3. Section 12.3 ("Guaranties") of the Agreement hereby is amended and restated to read in its entirety as follows:

          Section 12.3 Guaranties. No Loan Party will, nor will it permit any other Loan Party to, directly or indirectly, become or remain liable with respect to any Guaranty of any obligation of any other Person other than pursuant to the Guaranty Agreement to be executed by such Loan Party pursuant to the terms of this Agreement, Indebtedness permitted pursuant to
     Section 12.2(a), Section 12.2(b) or Section 12.2(c), a Guaranty of the Senior Notes by ABG, FBG, LAC, RBG and GP, or other Indebtedness in an aggregate amount not at any time exceeding $25,000,000.

     Section 1.6 Amendment to Section 12.9. Effective as of the Effective Date Section 12.9 ("Capitalized Lease Obligations and Permitted Purchase Money Indebtedness") of the Agreement hereby is amended and restated to read in its entirety as follows:

          Section 12.9 Capitalized Lease Obligations and Permitted Purchase Money Indebtedness. No Loan Party will, nor will it permit any other Loan Party to, incur or permit to exist any Capitalized Lease Obligation, other than Capitalized Lease Obligations existing on the Agreement Date, unless such

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
          Capitalized Lease Obligation constitutes Permitted Purchase Money Indebtedness.

     Section 1.7 AMENDMENT TO SECTION 13.1. As of the Effective Date Section
13.1 ("Events of Default" is amended to (i) delete the word "and" at the end of subsection (n), (ii) insert "and" in place of the period at the end of subsection (o) and (iii) add a new subsection (p) which shall read as follows:

          (p) INTEREST RESERVE ACCOUNTS. At any time during OMC's fiscal quarters ending September 30, 1998 through June 30, 1999, OMC shall make any request for a disbursement from any "Interest Reserve Account" as defined by the Depositary Agreement.

                                   ARTICLE 2

                                    Waivers

     Section 2.1 WAIVERS. Subject to Section 16.9 ("Amendments") of the Agreement, any Event of Default existing as a result of noncompliance with Subsection (a) ("Tangible Net Worth"), Subsection (b) ("Minimum Interest Coverage") or Subsection (c) ("Leverage Ratio") of Section 12.1 ("Financial Ratios") of the Agreement as of September 30, 1998 hereby is waived, provided, that the waivers under this Section 2.1 are expressly limited as provided herein and shall not apply to any other provision of the Agreement or to any other date, it being understood that all requirements of the Agreement, as amended hereby, shall continue in full force and effect.

                                   ARTICLE 3

                                 Miscellaneous

     Section 3.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

               (i) AMENDMENT DOCUMENTS. This Amendment and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, each of the Lenders and or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents").

               (ii) FEES AND EXPENSES. Evidence that the costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full; and


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
               (iii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby.

          (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

          (d) No Default or Event of Default shall have occurred and be continuing.

     Section 3.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (c) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement remain true, correct and complete as of the effective date of this Amendment.

     Section 3.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     Section 3.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 3.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 3.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

     Section 3.7 GENERAL. This Amendment, when signed by the Required Lenders
(i) shall be deemed effective prospectively as of the effective date specified in the preamble of this Amendment, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts.



                                        BORROWERS:

                                        OUTBOARD MARINE CORPORATION


                                        By: /s/ Leslie M. Savickas
                                           -------------------------------
                                        Name:Leslie M. Savickas
                                        Title:Vice President and Treasurer
                                                        Authorized Officer


                                        By: /s/ Gordon G. Repp
                                            -------------------------------
                                        Name:Gordon G. Repp
                                        Title:Assistant Secretary
                                                        Authorized Officer

                                       OMC ALUMINUM BOAT GROUP, INC.

                                       By: /s/ Gordon G. Repp
                                           ------------------------------------
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer
                                                             Authorized Officer

                                       By: /s/ Robert S. Romano
                                           ------------------------------------
                                       Name: Robert S. Romano
                                       Title: Vice President
                                                             Authorized Officer



                                       OMC FISHING BOAT GROUP, INC.

                                       By: /s/ Gordon G. Repp
                                           ------------------------------------
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer
                                                             Authorized Officer

                                       By: /s/ Robert S. Romano
                                           ------------------------------------
                                       Name: Robert S. Romano
                                       Title: Vice President and Secretary
                                                             Authorized Officer


                                       OMC LATIN AMERICA/CARIBBEAN, INC.
                                       By: /s/ Gordon G. Repp
                                           ------------------------------------
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Controller
                                                             Authorized Officer

                                       By: /s/ Robert S. Romano
                                           ------------------------------------
                                       Name: Robert S. Romano
                                       Title: Vice President and Secretary
                                                             Authorized Officer

                                       RECREATIONAL BOAT GROUP
                                           LIMITED PARTNERSHIP

                                       By:  OMC Recreational Boat Group, Inc.,
                                                  General Partner


                                       By: /s/ Gordon G. Repp
                                           ------------------------------------
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer
                                                             Authorized Officer

                                       By: /s/ Robert S. Romano
                                           ------------------------------------
                                       Name: Robert S. Romano
                                      Title: Vice President and Secretary
                                                             Authorized Officer


                                       GUARANTOR:

                                       OMC RECREATIONAL BOAT GROUP, INC.

                                       By: /s/ Gordon G. Repp
                                           ------------------------------------
                                       Name: Gordon G. Repp
                                       Title: Assistant Secretary and Treasurer
                                                             Authorized Officer

                                       By: /s/ Robert S. Romano
                                           ------------------------------------
                                       Name: Robert S. Romano
                                       Title: Vice President and Secretary
                                                             Authorized Officer

                                              AGENT:

                                              NATIONSBANK, N.A.
                                              successor in interest by merger to
                                              NationsBank of Texas, N.A.

                                              By:  /s/ Stewart W. Hayes
                                                   _________________________

                                              Name:  Stewart W. Hayes
                                              Title: Senior Vice President

                                                        Authorized Officer

                                              LENDERS:

                                              NATIONSBANK, N.A.
                                              successor in interest by merger to
                                              NationsBank of Texas, N.A.

                                              By: /s/ Stewart W. Hayes
                                                 _________________________

                                              Name: Stewart W. Hayes

                                              Title: Senior Vice President

                                                        Authorized Officer

                                              AMERICAN NATIONAL BANK AND
                                              TRUST COMPANY OF CHICAGO

                                              By: /s/ Donna H. Evans
                                                  _________________________

                                              Name: Donna H. Evans


                                              Title: Vice President

                                                        Authorized Officer

                                              FLEET CAPITAL CORPORATION

                                              By: /s/ Thomas Maiale
                                                  _________________________

                                              Name: Thomas Maiale


                                              Title: Vice President

                                                        Authorized Officer

                                             THE CIT GROUP/BUSINESS CREDIT, INC.

                                             By:_________________________

                                             Name:_______________________

                                             Title:______________________
                                                       Authorized Officer

                                              TRANSAMERICA BUSINESS CREDIT
                                              CORPORATION

                                              By:_________________________

                                              Name:_______________________

                                              Title:______________________
                                                        Authorized Officer

                                              SANWA BUSINESS CREDIT CORPORATION

                                              By: /s/ Stanley Kaminski
                                                 _________________________

                                              Name: Stanley Kaminski


                                              Title: Vice President

                                                        Authorized Officer














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